February 7, 1997
                     DREYFUS VARIABLE INVESTMENT FUND
                         SUPPLEMENT TO PROSPECTUS
                          DATED NOVEMBER 1, 1996
          THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION IN THE FUND'S PROSPECTUS UNDER THE CAPTION "INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES -- QUALITY BOND PORTFOLIO -- ZERO COUPON 2000 PORTFOLIO."
              QUALITY BOND AND ZERO COUPON 2000 PORTFOLIOS ONLY
          U.S Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to protect investors against inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if the rate of inflation increases, the principal and interest payments on the TIPS also increase, protecting investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not decrease below its face amount at maturity.
          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if the rate of inflation rises will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
          THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS WITH RESPECT TO THE MANAGED ASSETS PORTFOLIO.
                       MANAGED ASSETS PORTFOLIO ONLY
          As of the close of business on December 31, 1996, Comstock Partners, Inc. ("Comstock") ceased to serve as sub-investment adviser to the Managed Assets Portfolio. Thereafter, The Dreyfus Corporation has assumed responsibility for the day-to-day management of the Series' portfolio. The Series' primary portfolio manager is Timothy M. Ghriskey. Mr. Ghriskey has been employed by The Dreyfus Corporation since July 1995. For more than five years prior thereto, he was Vice President and Associate Managing Partner of Loomis, Sayles & Company. The Series is managed as a "contrary value" portfolio and its investments include (i) securities which are out-of-favor and whose price to earnings ratios are lower than the rest of the market or industry, (ii) securities which are temporarily depressed but for which a turnaround is expected and (iii) special situations, such as corporate restructurings, gold stocks and high yield bonds. In addition, The Dreyfus Corporation intends to utilize certain investment techniques, such as short-selling and leveraging, in connection with its management of the Series' portfolio.
          In connection with The Dreyfus Corporation agreeing to provide the day-to-day management of the Series' portfolio, at a meeting held on December 9, 1996, the Fund's Board, including a majority of the Board members who are not "interested persons" of the Fund (as defined in the 1940 Act), approved amending the Investment Advisory Agreement (the "Amended Advisory Agreement") with respect to the Series, to, among other things, increase the advisory fee payable to The Dreyfus Corporation so that it equals the aggregate annual rate payable to The Dreyfus Corporation and Comstock for advisory services under the then existing Investment Advisory Agreement and Sub-Investment Advisory Agreement, respectively. At a meeting held on January 31, 1997, the Series' shareholders approved the Amended Advisory Agreement. Under the Amended Advisory Agreement, The Dreyfus Corporation supervises and assists in the overall management of the Series' affairs for a monthly fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. This fee is equal to the aggregate annual rate of fee formerly paid by the Series to The Dreyfus Corporation and Comstock.

                            (CONTINUED ON REVERSE SIDE)

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND -- INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES -- SMALL CAP PORTFOLIO."
                          SMALL CAP PORTFOLIO ONLY
          Under normal market conditions, the Small Cap Portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase, both domestic and foreign, which the Small Cap Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings.
                                                                    VIFs020797